                                                                   Exhibit 10.22

             COLLATERAL ASSIGNMENT OF OPTION TO PURCHASE AS SECURITY

               THE EAGLEBROOK GROUP, INC., a Delaware corporation
                                   (Assignor)

                                       TO

                      GENERAL ELECTRIC CAPITAL CORPORATION,
 THE CIT GROUP/EQUIPMENT FINANCING, INC., HSBC BUSINESS CREDIT (USA), INC., PEOPLE'S CAPITAL AND LEASING CORP., SAFECO CREDIT COMPANY, INC. AND SIEMENS
                            FINANCIAL SERVICES, INC.
                          (collectively, the Assignee)

                         Dated: as of December 19, 2002

                              Location of Property:

                          2600-2650 West Roosevelt Road
                             Chicago, Illinois 60608

                                       and

                        1105-1137 South Washtenaw Avenue
                             Chicago, Illinois 60608

                              RECORD AND RETURN TO:

                               Quarles & Brady LLC
                             500 West Madison Street
                                   Suite 3700
                             Chicago, Illinois 60661
                        Attention: Jason N. Kaplan, Esq.

         THIS COLLATERAL ASSIGNMENT OF OPTION TO PURCHASE AS SECURITY (this "Assignment") is made as of the 19th day of December, 2002 by The Eaglebrook Group, Inc., a Delaware corporation, with its chief executive office located at 2600 West Roosevelt Road, Chicago, Illinois 60608 (and as successor to each of Eaglebrook Products, Inc. and Eaglebrook Plastics, Inc., the "Assignor") in favor of General Electric Capital Corporation, a Delaware corporation, whose address is 44 Old Ridgebury Road, Danbury, Connecticut 06810 ("GE Capital"), the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc. as successor to HSBC Business Loans, Inc., People's Capital and Leasing Corp., Safeco Credit Company, Inc. and Siemens Financial Services, Inc., formerly known as Siemens Credit Corporation (collectively with GE Capital, the "Assignee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor and Assignee previously entered into that certain Forbearance and Modification Agreement dated as of February 28, 2002, as amended by First Amendment thereto dated as of May 30, 2002 and Second Amendment thereto dated as of June __ 2002 (the "Forbearance") pursuant to which Assignee agreed to forbear in the collection of certain regularly scheduled principal payments due and owing from Assignor, as debtor, under certain loan and security documents between Assignor and Assignee (collectively, the "Debt Documents");

                  WHEREAS, Assignor is presently in default under the Forbearance due to the occurrence and continuation of certain Forbearance Events of Default (as defined in the Agreement) and Assignee has the immediate and present right to exercise all rights and remedies available to it at law, in equity or as otherwise provided under the Debt Documents;

                  WHEREAS, Assignor has requested that Assignee enter into the Amended and Restated Waiver and Modification Agreement of even date herewith (the "Restated Agreement") and Assignee requires as a condition to the Restated Agreement, that Assignor execute and deliver this Assignment; and

                  WHEREAS, a material condition to the effectiveness of the Restated Agreement is that Assignor execute and deliver this Assignment, in recordable form, granting a first lien and security interest in the Option (as defined below) in favor of Assignee as security for repayment of the Obligations (as defined in the Restated Agreement), and Assignee will enter into the Restated Agreement in reliance upon this Assignment as aforesaid.

                  NOW, THEREFORE, in consideration of the foregoing recitals, Assignee hereby makes this Assignment on the following terms, covenants and conditions:

                  1. Recitals Incorporated. Each and every recital to this Assignment is a material part of this Assignment and is hereby incorporated into and deemed to be a material part of this Assignment.

                  2. Collateral Assignment for Security. Assignor does hereby collaterally assign to Assignee all of Assignor's right, title and interest in and to the Option, it being intended by Assignor that this Assignment constitutes an assignment for security purposes. This Assignment shall secure: (i) the repayment of all sums owed by Assignor or any of its affiliated parties that are obligated to Assignee under the Debt Documents (albeit either as a co-debtor or as a guarantor (each an "Obligor")); and (ii) the performance of Assignor's and each other Obligor's obligations under the Debt Documents. For purposes of this Assignment, the "Option" shall mean that certain Option to Purchase dated as of January 28, 1999 by and between American National Bank and Trust Company of Chicago, not individually but as Trustee under Trust Agreement dated December 1, 1986 and known as Trust No. 101034-06, as optionor thereunder (the "Optionor"), and Assignor, as optionee thereunder. The Option was granted with respect to that certain real property commonly known as 2600-2650 West Roosevelt Road and 1105-1137 South Washtenaw Road, Chicago, Illinois 60608, which property is more particularly described in Exhibit A attached hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Property").

                  3. Consideration for Assignment. This Assignment is made in consideration of Assignee's undertakings in the Restated Agreement. Assignor hereby acknowledges and agrees that Assignee would not have entered into the Restated Agreement without this Assignment.

                  4. Representations, Warranties and Covenants of Assignor. Assignor represents and warrants that: (i) Assignor is the sole owner of the entire optionee's interest in the Option; (ii) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property; (iii) the Option is presently in full force and effect, enforceable in accordance with its terms; and (iv) Assignor has not granted any lien, security interest or encumbrance of any kind or nature on the Option.

                  5. Covenants as to Lease. Assignor hereby covenants and agrees that, with respect to that certain lease dated as of January 28, 1999 by and between Optionor, as landlord thereunder, and Assignor, as tenant thereunder, with respect to the Property (the "Lease"), Assignor shall (a) observe and perform each and every provision thereof on Assignor's part to be fulfilled or performed under the Lease and not do or permit to be done anything to impair the value or validity of the Lease or the Option, (b) promptly send to Assignee copies of any and all notices of default which Assignor shall send or receive under or in connection with the Lease, and any and all notices of any type whatsoever which Assignor shall send or receive in connection with the Option, (c) perform all of the terms, covenants and conditions contained in such Lease upon Assignor's part to be performed, (d) execute and deliver, at the request of Assignee, all such further assurances, confirmations and assignments in connection with the Property as Assignee shall, from time to time, reasonably require, and (e) upon request, furnish Assignee with additional copies of the executed Lease and the Option.

                  6. Event of Default. Assignor shall be in default under this Assignment upon the occurrence of any one or more of the following: (i) an Event of Default (as defined in the

Restated Agreement); or (ii) Assignor's default under any of the terms or provisions of the Lease which is not waived or cured.

                  7. Remedies of Assignee; Exercise of Option Upon Default. Concurrent with the execution of this Assignment, Assignor shall execute the letter attached hereto as Exhibit B (the "Exercise Letter") pursuant to which Assignor will provide notice to the Optionor of its exercise of the Option in accordance with its terms. Notwithstanding the foregoing, Assignee covenants and agrees not to deliver the Exercise Letter to Optionor unless and until the earlier to occur of (i) a default under this Assignment pursuant to
Section 6 hereof; or (ii) Assignor fails to exercise the Option on or before the Exercise Deadline (as defined in the Restated Agreement) (the "Trigger Event"). Upon the occurrence and continuation of the Trigger Event, and upon GE Capital's (or its nominee) issuance of a commitment letter to finance Assignor's acquisition of the Property (the "Commitment"), the Exercise Letter shall be tendered to the Optionor and so long as the Commitment has not been terminated or rescinded Assignor shall fully perform all of its obligations under the Real Estate Sales Contract previously agreed upon between Assignor and Optionor. The Commitment shall provide that the aggregate amount of monthly debt service (principal and interest) shall not exceed Forty-Two Thousand Dollars ($42,000.00); provided, further, that such other terms and conditions of the Commitment shall be determined in the reasonable discretion of GE Capital or its nominee. Notwithstanding the foregoing, Assignor acknowledges and agrees that GE Capital shall be under no obligation to provide such purchase money financing for the Property upon the Trigger Event or otherwise.

                  8. No Liability of Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's exercise of, or failure to exercise, the Option. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Lease or the Option or under or by reason of this Assignment, and Assignor shall, and hereby agrees to, indemnify and defend Assignee for, and hold Assignee harmless from and against, any and all liability, loss or damage which may or might be incurred under or in connection with the Lease or the Option, or under or by reason of this Assignment, and from any and all third party claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Lease or the Option other than third party claims arising out of the gross negligence or willful misconduct of Assignee. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Debt Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do Assignee may, at its option, declare all sums secured hereby and under the Debt Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Lease or the Option; nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by Assignor, or any tenants, occupants or any other parties, or for any dangerous or defective condition of the Property, including, without limitation, the presence of any hazardous materials or substances, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to Assignor, or any tenant, licensee, employee, guest, invitee or any other person.

                  9. Other Security. Assignee may take or release other security for the payment of the Obligations, release any party primarily or secondarily liable therefor and apply any other security held by it to the reduction or satisfaction of the Obligations without prejudice to any of its rights under this Assignment.

                  10. Other Remedies. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Debt Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof.

                  11. Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of the Debt Documents, the terms of the Debt Documents shall prevail.

                  12. No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  13. Non-Waiver. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Debt Documents, (ii) the release, regardless of consideration, of the whole or any part of the Obligations, or (iii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment or the Debt Documents. Assignee may resort for the payment of the Obligations to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

                  14. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

                  15. Counterparts. This Assignment may be executed in any number of counterparts, each of which when take together shall constitute a single agreement.

                  16. Notice. Notice to the parties shall be provided at the addresses and in the manner set forth in the Debt Documents.

                  17. Governing Law. This Assignment shall be governed and construed in accordance with the laws of the State of Illinois.

                  18. Termination of Assignment. Upon payment in full of the Obligations and the satisfaction or discharge of the Debt Documents, this Assignment shall become and be void and of no effect.

                  19. Successors and Assigns. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of Assignee and any subsequent holder of or successor to the Debt Documents and shall be binding upon Assignor, its successors and assigns and any subsequent holder of the Obligations.

                  20. Recordable Document. Assignor hereby acknowledges and agrees that Assignee shall record this Assignment against the Property.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

                                      THE EAGLEBROOK GROUP, INC.,
                                      A Delaware corporation


                                      By:  /s/ Bruce C. Rosetto
                                          ---------------------------------
                                      Name: Bruce C. Rosetto
                                          ---------------------------------
                                      Title: President and Secretary
                                          ---------------------------------

STATE OF _____________________        )
                                      )    SS
COUNTY OF ____________________        )

          On the _____ day of December, 2002, before me personally came _______________ and _______________, to me known, who, being by me duly sworn, did depose and say that they are the __________ and __________, respectively, of THE EAGLEBROOK GROUP, INC., a Delaware corporation, described in and which executed the foregoing instrument as Assignor thereunder, and that they signed their respective names thereto as such __________ and __________ and on behalf of such corporation, pursuant to proper authority granted therefor, for the uses and purposes therein set forth.

                                  ______________________________________
                                  Notary Public
                                  My Commission Expires:  ______________

             COLLATERAL ASSIGNMENT OF OPTION TO PURCHASE AS SECURITY

               THE EAGLEBROOK GROUP, INC., a Delaware corporation
                                   (Assignor)

                                       TO

                      GENERAL ELECTRIC CAPITAL CORPORATION,
  THE CIT GROUP/EQUIPMENT FINANCING, INC., HSBC BUSINESS CREDIT (USA), INC., PEOPLE'S CAPITAL AND LEASING CORP., SAFECO CREDIT COMPANY, INC. AND SIEMENS
                            FINANCIAL SERVICES, INC.
                          (collectively, the Assignee)

                         Dated: as of December 19, 2002

                              Location of Property:

                           1150 South Washtenaw Avenue
                             Chicago, Illinois 60608

                              RECORD AND RETURN TO:

                               Quarles & Brady LLC
                             500 West Madison Street
                                   Suite 3700
                             Chicago, Illinois 60661
                        Attention: Jason N. Kaplan, Esq.

                  THIS COLLATERAL ASSIGNMENT OF OPTION TO PURCHASE AS SECURITY (this "Assignment") is made as of the 19th day of December, 2002 by The Eaglebrook Group, Inc., a Delaware corporation, with its chief executive office located at 2600 West Roosevelt Road, Chicago, Illinois 60608 (and as successor to each of Eaglebrook Products, Inc. and Eaglebrook Plastics, Inc., the "Assignor") in favor of General Electric Capital Corporation, a Delaware corporation, whose address is 44 Old Ridgebury Road, Danbury, Connecticut 06810 ("GE Capital"), the CIT Group/Equipment Financing, Inc., HSBC Business Credit
(USA), Inc. as successor to HSBC Business Loans, Inc., People's Capital and Leasing Corp., Safeco Credit Company, Inc. and Siemens Financial Services, Inc., formerly known as Siemens Credit Corporation (collectively with GE Capital, the "Assignee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor and Assignee previously entered into that certain Forbearance and Modification Agreement dated as of February 28, 2002, as amended by First Amendment thereto dated as of May 30, 2002 and Second Amendment thereto dated as of June __ 2002 (the "Forbearance") pursuant to which Assignee agreed to forbear in the collection of certain regularly scheduled principal payments due and owing from Assignor, as debtor, under certain loan and security documents between Assignor and Assignee (collectively, the "Debt Documents");

                  WHEREAS, Assignor is presently in default under the Forbearance due to the occurrence and continuation of certain Forbearance Events of Default (as defined in the Forbearance) and Assignee has the immediate and present right to exercise all rights and remedies available to it at law, in equity or as otherwise provided under the Debt Documents;

                  WHEREAS, Assignor has requested that Assignee enter into the Amended and Restated Waiver and Modification Agreement (the "Restated Agreement") of even date herewith and Assignee requires as a condition to the Restated Agreement, that Assignor execute and deliver this Assignment; and

                  WHEREAS, a material condition to the effectiveness of the Restated Agreement is that Assignor execute and deliver this Assignment, in recordable form, granting a first lien and security interest in the Option (as defined below) in favor of Assignee as security for repayment of the Obligations (as defined in the Restated Agreement), and Assignee will enter into the Restated Agreement in reliance upon this Assignment as aforesaid.

                  NOW, THEREFORE, in consideration of the foregoing recitals, Assignee hereby makes this Assignment on the following terms, covenants and conditions:

                  1. Recitals Incorporated. Each and every recital to this Assignment is a material part of this Assignment and is hereby incorporated into and deemed to be a material part of this Assignment.

                  2. Collateral Assignment for Security. Assignor does hereby collaterally assign to Assignee all of Assignor's right, title and interest in and to the Option, it being intended by Assignor that this Assignment constitutes an assignment for security purposes. This Assignment shall secure: (i) the repayment of all sums owed by Assignor or any of its affiliated parties that are obligated to Assignee under the Debt Documents (albeit either as a co-debtor or as a guarantor (each an "Obligor")); and (ii) the performance of Assignor's and each other Obligor's obligations under the Debt Documents. For purposes of this Assignment, the "Option" shall mean that certain Option to Purchase dated as of January 28, 1999 by and between RAM Assets, L.L.C., as optionor thereunder (the "Optionor"), and Assignor, as optionee thereunder. The Option was granted with respect to that certain real property commonly known as 1150 South Washtenaw Road, Chicago, Illinois 60608, which property is more particularly described in Exhibit A attached hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Property").

                  3. Consideration for Assignment. This Assignment is made in consideration of Assignee's undertakings in the Restated Agreement. Assignor hereby acknowledges and agrees that Assignee would not have entered into the Restated Agreement without this Assignment.

                  4. Representations, Warranties and Covenants of Assignor. Assignor represents and warrants that: (i) Assignor is the sole owner of the entire optionee's interest in the Option; (ii) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property; (iii) the Option is presently in full force and effect, enforceable in accordance with its terms; and (iv) Assignor has not granted any lien, security interest or encumbrance of any kind or nature on the Option.

                  5. Covenants as to Lease. Assignor hereby covenants and agrees that, with respect to that certain lease dated as of January 28, 1999 by and between Optionor, as landlord thereunder, and Assignor, as tenant thereunder, with respect to the Property (the "Lease"), Assignor shall (a) observe and perform each and every provision thereof on Assignor's part to be fulfilled or performed under the Lease and not do or permit to be done anything to impair the value or validity of the Lease or the Option, (b) promptly send to Assignee copies of any and all notices of default which Assignor shall send or receive under or in connection with the Lease, and any and all notices of any type whatsoever which Assignor shall send or receive in connection with the Option, (c) perform all of the terms, covenants and conditions contained in such Lease upon Assignor's part to be performed, (d) execute and deliver, at the request of Assignee, all such further assurances, confirmations and assignments in connection with the Property as Assignee shall, from time to time, reasonably require, and (e) upon request, furnish Assignee with additional copies of the executed Lease and the Option.

                  6. Event of Default. Assignor shall be in default under this Assignment upon the occurrence of any one or more of the following: (i) an Event of Default (as defined in the Restated Agreement); or (ii) Assignor's default under any of the terms or provisions of the Lease, which is not waived or cured.

                  7. Remedies of Assignee; Exercise of Option Upon Default. Concurrent with the execution of this Assignment, Assignor shall execute the letter attached hereto as Exhibit B (the "Exercise Letter") pursuant to which Assignor will provide notice to the Optionor of its exercise of the Option in accordance with its terms. Notwithstanding the foregoing, Assignee covenants and agrees not to deliver the Exercise Letter to Optionor unless and until the earlier to occur of (i) a default under this Assignment pursuant to
Section 6 hereof; or (ii) Assignor fails to exercise the Option on or before the Exercise Deadline (as defined in the Restated Agreement) (the "Trigger Event"). Upon the occurrence and continuation of the Trigger Event, and upon GE Capital's (or its nominee) issuance of a commitment letter to finance Assignor's acquisition of the Property (the "Commitment"), the Exercise Letter shall be tendered to the Optionor and so long as the Commitment has not been terminated or rescinded Assignor shall fully perform all of its obligations under the Real Estate Sales Contract previously agreed upon between Assignor and Optionor. The Commitment shall provide that the aggregate amount of monthly debt service (principal and interest) shall not exceed Forty-Two Thousand Dollars ($42,000.00); provided, further, that such other terms and conditions of the Commitment shall be determined in the reasonable discretion of GE Capital or its nominee. Notwithstanding the foregoing, Assignor acknowledges and agrees that GE Capital shall be under no obligation to provide such purchase money financing for the Property upon the Trigger Event or otherwise.

                  8. No Liability of Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's exercise of, or failure to exercise, the Option. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Lease or the Option or under or by reason of this Assignment, and Assignor shall, and hereby agrees to, indemnify and defend Assignee for, and hold Assignee harmless from and against, any and all liability, loss or damage which may or might be incurred under or in connection with the Lease or the Option, or under or by reason of this Assignment, and from any and all third party claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Lease or the Option other than third party claims arising out of the gross negligence or willful misconduct of Assignee. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Debt Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do Assignee may, at its option, declare all sums secured hereby and under the Debt Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Lease or the Option; nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by Assignor, or any tenants, occupants or any other parties, or for any dangerous or defective condition of the Property, including, without limitation, the presence of any hazardous materials or substances, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to Assignor, or any tenant, licensee, employee, guest, invitee or any other person.

                  9. Other Security. Assignee may take or release other security for the payment of the Obligations, release any party primarily or secondarily liable therefor and apply any other security held by it to the reduction or satisfaction of the Obligations without prejudice to any of its rights under this Assignment.

                  10. Other Remedies. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Debt Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof.

                  11. Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of the Debt Documents, the terms of the Debt Documents shall prevail.

                  12. No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  13. Non-Waiver. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Debt Documents, (ii) the release, regardless of consideration, of the whole or any part of the Obligations, or (iii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment or the Debt Documents. Assignee may resort for the payment of the Obligations to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

                  14. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

                  15. Counterparts. This Assignment may be executed in any number of counterparts, each of which when take together shall constitute a single agreement.

                  16. Notice. Notice to the parties shall be provided at the addresses and in the manner set forth in the Debt Documents.

                  17. Governing Law. This Assignment shall be governed and construed in accordance with the laws of the State of Illinois.

                  18. Termination of Assignment. Upon payment in full of the Obligations and the satisfaction or discharge of the Debt Documents, this Assignment shall become and be void and of no effect.

                  19. Successors and Assigns. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of Assignee and any subsequent holder of or successor to the Debt Documents and shall be binding upon Assignor, its successors and assigns and any subsequent holder of the Obligations.

                  20. Recordable Document. Assignor hereby acknowledges and agrees that Assignee shall record this Assignment against the Property.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

                                  THE EAGLEBROOK GROUP, INC.,
                                  a Delaware corporation

                                   By:  /s/ Bruce C. Rosetto
                                       ---------------------------------
                                   Name: Bruce C. Rosetto
                                       ---------------------------------
                                   Title: President and Secretary
                                       ---------------------------------

STATE OF _____________________      )
                                    )    SS
COUNTY OF ____________________      )

          On the _____ day of December, 2002, before me personally came _______________ and _______________, to me known, who, being by me duly sworn, did depose and say that they are the __________ and __________, respectively, of THE EAGLEBROOK GROUP, INC., a Delaware corporation, described in and which executed the foregoing instrument as Assignor thereunder, and that they signed their respective names thereto as such __________ and __________ and on behalf of such corporation, pursuant to proper authority granted therefor, for the uses and purposes therein set forth.

                                    ______________________________________
                                    Notary Public
                                    My Commission Expires: _______________